UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 18, 2006


                       METROPOLITAN HEALTH NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


                                     Florida
                 (State or other jurisdiction of incorporation)


             0-28456                                65-0635748
     (Commission file number)           (I.R.S. Employer Identification No.)

                     250 Australian Avenue South, Suite 400
                            West Palm Beach, FL 33401
          (Address of principal executive offices, including zip code)


                                 (561) 805-8500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

      ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On August 18, 2006 (the "Execution Date"), Metropolitan Health Networks, Inc. (the "Company") entered into a transition and severance agreement (the
"Transition Agreement") with David S. Gartner, the Company's Chief Financial Officer ("CFO"). The Transition Agreement will become effective seven days following the Execution Date (the "Effective Date") unless revoked by Mr. Gartner prior to the Effective Date.

      Under the terms of the Transition Agreement, the Company and Mr. Gartner have agreed to terminate their employment relationship and provide for an orderly CFO succession. This termination of the employment relationship did not involve any disagreements between Mr. Gartner and the Company. The Company expects Mr. Gartner will continue to serve in his current position of CFO for a transition period until October 16, 2006 (the "Separation Date"). During the transition period, Mr. Gartner will continue to receive compensation and benefits pursuant to his current amended and restated employment agreement, dated January 3, 2005 ("Prior Employment Agreement").

      The Transition Agreement provides, among other things, that following the Separation Date:

      o the vesting on all outstanding and unvested stock options held by Mr. Gartner as of the Separation Date will immediately accelerate and Mr. Gartner will be entitled to exercise any or all of his stock options during a three month period following the Separation Date;

      o Mr. Gartner will be entitled to receive his base salary for fifteen months following the Separation Date (the "Continuation Payments"); and

      o     Mr.  Gartner  will be  entitled  to  participate  in  certain of the
            Company's   benefit   programs  for  fifteen  months  following  the
            Separation Date (the "Continuation Benefits").

      In the event Mr. Gartner resigns or is terminated for cause prior to the Separation Date, Mr. Gartner will only be entitled to receive the Continuation Payments and Continuation Benefits for a twelve month period.

      Under the Transition Agreement, Mr. Gartner has agreed to be bound by restrictive covenants regarding, among others things, non-competition with the Company for a one year period, non-solicitation of the Company's employees for a two-year period and confidentiality. Mr. Gartner has also provided a general release of claims in favor of the Company and related parties.

      The Transition Agreement terminates the Prior Employment Agreement.

      The foregoing does not constitute a complete summary of the terms of the Transition Agreement, and reference is made to the complete text of the Agreement, which is attached hereto as Exhibit 10.1.

      ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

      As discussed in Item 1.01 above, which is incorporated herein by reference, the Prior Employment Agreement was terminated upon the execution of the Transition Agreement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

      ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

            (d)   Exhibits

            10.1 Transition and Severance Agreement, dated as of August 18, 2006, by and between David S. Gartner and Metropolitan Health Networks, Inc.

            99.1  Press Release dated August 18, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 18, 2006


                                      METROPOLITAN HEALTH NETWORKS, INC.



                                      By:  /s/ Roberto Palenzuela
                                         ---------------------------------
                                      Roberto Palenzuela
                                      Secretary and General Counsel